     Exhibit 10.12

[LOGO OF BANK ONE APPEARS HERE]


   Principal        Loan Date   Maturity   Loan No.   Call
  $5,000,000.00    07-02-1999  07-02-2000            078105
  -------------    ----------  ----------            ------

  Collateral       Account     Officer     Initials
    328            1518454676  00410
    ---            ----------  -----

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower: CARRIER ACCESS CORPORATION,   Lender: Bank One, Colorado, NA
          A DELAWARE CORPORATION        Corporate Lending - Boulder
          5395 PEARL PARKWAY            1125 17th Street
          BOULDER,CO 80301              Denver, CO 80217

Principal Amount: $5,000,000.00         Date of Note: July 2, 1999

PROMISSORY NOTE MODIFICATION AGREEMENT

This Agreement is made and entered into on July 2, 2000 ("Agreement Date"), to be effective as of July 2, 2000 ("Effective Date"), by and between Carrier Access Corporation, A Delaware Corporation ("Borrower") and Bank One, Colorado, N.A. ("Lender").

WITNESSETH:

WHEREAS, Borrower heretofore executed a promissory note in the amount of $5,000,000.00 dated July 2, 1998 in favor of Lender as same may have been amended or modified from time to time ("Promissory Note"); and, WHEREAS, Borrower hereby acknowledges, agrees, verifies, ratifies and affirms that as of Agreement Date, the outstanding principal balance on the Promissory Note is Zero AND 00/100 DOLLARS ($0.00) plus accrued interest and charges; and; WHEREAS, the Promissory Note has at all times been, and is now, continuously and without interruption outstanding in favor of Lender; and WHEREAS Borrower has requested that the Promissory Note be modified to the limited extent as hereinafter set forth; and, WHEREAS, Lender has agreed to such modification; NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of the agreements contained herein and for other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Promissory note is modified as hereinafter indicated.

1.   ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals, stated above.

2.   MODIFICATION OF PROMISSORY NOTE

     1.1 Section PAYMENT of Promissory Note is hereby amended to read as follows:
          The maturity date of the Promissory note is changed from July 2, 2000, to July 2, 2001. On the maturity date Borrower shall pay to Lender the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Promissory note and Loan Documents. Interest on the Promissory Note shall be due and payable commending on August 2, 2000, and continuing on the same day of each successive month thereafter until the maturity date. No payments of principal on the Loan and the note shall be due and payable until the maturity date.
     2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation of warranty by Borrower or by any guarantor herein is materially incomplete, incorrect, or misleading as of the date hereof. As used in this Agreement, "Loan Documents" shall include the Promissory Note and all documents executed by Borrower(s) or others in connection with the Loan, which is represented by the Promissory Note.
     3.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such documents as modified herein.

3.   RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interest in property granted as security in the Loan Documents shall remain as security for the loan and the obligations of Borrower in the Loan Documents.

4.   BORROWER REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender:

     4.1 No default or event of default under any of the Loan Documents as modified hereby, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein as occurred and is continuing.
     4.2 There has been no material adverse change in the financial conditions of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Promissory Note from the most recent financial statement received by Bank.
     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.
     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.
     4.5 The Promissory Note and Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.
     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.   BORROWER COVENANTS

Borrower covenants with Lender:

     5.1 Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.
     5.2 Borrower fully, finally, and forever releases and discharges Lender and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, cause of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan documents, or the actions or omissions of Lender in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement. As used in this Agreement, Loan Docuyments" shall include the Promissory Note and all documents executed by Borrower(s) in connection with the Loan which is represented by the Promissory Note.
     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:
          5.3.1 All accrued and unpaid interest under the Promissory Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as the date hereof.
          5.3.2 All the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, inside and outside attorneys, processing, filing and recording costs, expenses, and fees).

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK

Lender shall not be bound by this Agreement until (i) Lender has executed and delivered this Agreement; (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed this Agreement and (iv) if required by Lender, Borrower and any guarantor(s) have executed and delivered to Lender an arbitration resolution, and an environmental questionnaire, and an environmental certification and indemnity agreement.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Loan and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.   BINDING EFFECT

The Loan Documents as modified herein shall be binding upon and shall insure t the benefit of Borrower and lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devises, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same documents. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

11.  NOT A NOVATION

This Agreement is a modification only and not a novation. Except for the above-quoted modification(s), the Promissory Note, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Agreement is to be considered attached to the Promissory Note and made a part thereof. This Agreement shall not release or affect the liability of any guarantor, surety or endorser of the Promissory Note or release any owner of collateral securing the Promissory Note. The validity, priority and enforceability of the Promissory Note shall not be impaired hereby.


BORROWER:

CARRIER ACCESS CORPORATION, A DELAWARE CORPORATION

By: /s/ Nancy Pierce

 NANCY PIERCE, CFO TREAS/SECRETARY

                       FIRST AMENDMENT TO LOAN AGREEMENT


     This Amendment ("Amendment") is made as of the 2/nd/ day of July, 2000, by and between CARRIER ACCESS CORPORATION, A DELAWARE CORPORATION (the "Borrower") and Bank One, Colorado, NA (the "Lender").

     WHEREAS, the Borrower and the Lender entered into a Loan Agreement dated July 2, 1999 as amended (if applicable) (the "Loan Agreement"); and

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth below:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Capitalized terms not defined herein shall have the meaning ascribed in the Loan Agreement.

     2. Section ADDITIONAL AFFIRMATIVE COVENANT The Section bearing the heading TANGIBLE NET WORTH of the Loan Agreements hereby amended to read as follows:

          Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will comply at all times with the following covenants and net ratio. Borrower will maintain a minimum Tangible Net Worth of $75,000.00 plus 75% of the net proceeds from any public and/or private equity offering.

     3. The Borrower represents and Warrants that (a) the representations and warranties contained in the Loan Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Loan Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Loan Agreement.

     4. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Lender in connection with this Amendment, including legal fees, incurred by the Lender in the preparation, consummation, administration, and enforcement of this Amendment.

     5. This Amendment shall become effective only after it is fully executed by the Borrower and the Lender and the Lender shall have received from the Borrower the following documents: First Amendment to Loan Agreement.

Except as amended by this Amendment, the Loan Agreement, shall remain in full force and effect in accordance with its terms.

     6. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Loan Agreement, any agreement or security document, and all the terms, and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Loan Agreement and made a part thereof. This Amendment shall not release or effect the liability of any guarantor, surety or endorser of the Loan Agreement or release any owner of collateral securing the Loan Agreement. The validity, priority and enforceability of the Loan Agreement shall not be impaired hereby. To the extent that any provision of this Agreement conflicts with any term or condition set forth in the Loan Agreement, or any agreement or security document executed in conjunction therewith, the provision of this Amendment shall supersede and control. Borrower acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Borrower to Lender and Borrower waives and releases all claims which it may have against Lender arising under the Loan Agreement on or prior to the date of this Amendment.

     7. The Borrower acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Loan Agreement; The Borrower hereby specifically ratifies and affirms the terms and provisions of the Loan Agreement. Borrower releases Lender from any and all claims which may have arisen, known or unknown, in connection with the Loan Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Lender's part to grant other or future amendments, should any be requested.

IN WITNESS HEREOF, the parties have entered into this Amendment as of the day and year first above written.


BANK ONE, COLORADO, NA                            BORROWER:

By    /s/ Todd Bohman
   ----------------------------------------       CARRIER ACCESS CORPORATION
      Todd Bohman, Assistant Vice President       A DELAWARE CORPORATION

                                                       By   /s/ Nancy Pierce
                                                          ---------------------
                                                            Nancy Pierce,
                                                            Corporate
                                                            Development Officer,
                                                            Treasurer/Secretary